Exhibit 99.2

Alkermes® Patient inspired Fourth Quarter and Year-End 2017 Financial Results February 14, 2018

Forward-Looking Statements and Non-GAAP Financial Information

Certain statements set forth in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements concerning: future financial and operating performance, business plans or prospects; the likelihood of continued revenue growth from the company’s commercial products, including the growth of VIVITROL and ARISTADA; the therapeutic and commercial value of the company’s marketed and development products and patient access to such products; expectations concerning the timing and results of clinical development activities, including the timing of the phase 3 clinical trial enrollment completion and data readout for ALKS 3831, the timing of data from the EVOLVE-MS-2 head-to-head gastrointestinal study and the potential $50 million option payment by Biogen, the submission of the NDA for BIIB098, the acceptance of the NDA for ALKS 5461 by the FDA, and the timing of FDA review of the NDA for ALKS 5461; and expectations concerning the timing and results of commercial activities, including the expected launch of ALKS 5461. The company cautions that forward-looking statements are inherently uncertain. Although the company believes that such statements are based on reasonable assumptions within the bounds of its knowledge of its business and operations, the forward-looking statements are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk. Actual performance and results may differ materially from those expressed or implied in the forward-looking statements due to various risks and uncertainties. These risks and uncertainties include, among others: the unfavorable outcome of litigation, including so-called “Paragraph IV” litigation and other patent litigation, related to any of our products, which may lead to competition from generic drug manufacturers; data from clinical trials may be interpreted by the FDA in different ways than we interpret it; the FDA may not agree with our regulatory approval strategies or components of our filings, such as clinical trial designs, conduct and methodologies; clinical development activities may not be completed on time or at all; the results of our clinical development activities may not be positive, or predictive of real-world results or of results in subsequent clinical trials; regulatory submissions may not occur or be submitted in a timely manner; the company and its licensees may not be able to continue to successfully commercialize their products; there may be a reduction in payment rate or reimbursement for the company’s products or an increase in the company’s financial obligations to governmental payers; the U.S. Food and Drug Administration or regulatory authorities outside the U.S. may make adverse decisions regarding the company’s products; the company’s products may prove difficult to manufacture, be precluded from commercialization by the proprietary rights of third parties, or have unintended side effects, adverse reactions or incidents of misuse; and those risks and uncertainties described under the heading “Risk Factors” in the company’s most recent Annual Report on Form 10-K and in subsequent filings made by the company with the U.S. Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this presentation.

Non-GAAP Financial Measures: This presentation includes information about certain financial measures that are not prepared in accordance with generally accepted accounting principles in the U.S. (GAAP), including non-GAAP net income/(loss) and non-GAAP net income/(loss) per share. These non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the Alkermes plc Current Report on Form 8-K filed with the SEC on Feb. 14, 2018.

Note Regarding Trademarks: The company is the owner of various U.S. federal trademark registrations (®) and other trademarks (TM), including ARISTADA®, VIVITROL®  and NanoCrystal®. Any other trademarks referred to in this presentation are the property of their respective owners. Appearances of such other trademarks herein should not be construed as any indicator that their respective owners will not assert their rights thereto.

Alkermes®

© 2018 Alkermes

All rights reserved.

Fourth Quarter Overview and Recent Events

Financial Results

Q4 total revenues increased 29% year-over-year to $275.4M

VIVITROL® net sales increased 22% year-over-year to $75.6M

ARISTADA® net sales increased 64% year-over-year to $28.3M

Recognized $28.0M upfront payment related to Biogen collaboration announced 11/27/17

GAAP net loss of $9.8M, compared to a GAAP net loss of $21.1M for Q4 2016

Non-GAAP net income of $50.3M, compared to non-GAAP net income of $23.3M for Q4 2016

Clinical / Regulatory

ALKS 5461: Submitted New Drug Application (NDA) to the U.S. Food and Drug Administration
(FDA) for ALKS 5461 for the adjunctive treatment of major depressive disorder (MDD)

BIIB098 (formerly ALKS 8700): Biogen and Alkermes announced a license and collaboration agreement to develop and commercialize BIIB098 for the treatment of Multiple Sclerosis (MS)

ARISTADA: NDA was filed with the FDA for Aripiprazole Lauroxil NanoCrystal® Dispersion (ALNCD),
a novel, investigational product designed for initiation onto ARISTADA

VIVITROL: Results from NIDA-funded X:BOT study, comparing VIVITROL and buprenorphine-naloxone, were published in The Lancet; The data demonstrated that, once treatment was initiated, both medications were equally safe and effective in the treatment of opioid dependence.

ALKS 4230: Preclinical data was presented at the Society of Immunotherapy of Cancer (SITC) Annual Meeting

Alkermes®

© 2018 Alkermes.

All rights reserved.

Q4 2017 Revenue Summary

Total Revenues ($M)

$300 $275 $250 $225 $200 $175 $150 $125 $100 $75 $50 $25 $0

Q4 2016 $213.5

Q4 2017

$275.4

In millions, except %

Q4’17

Q4’16

∆  Q4’17

VS. Q4’16

Q3’17

∆  Q4’17

VS. Q3’17

VIVITROL ®

ARISTADA ®

Manufacturing & Royalty Revenue

License Revenue

Total Revenue

$75.6 $62.1 22% $69.2 9%

$28.3 $17.3 64% $24.5 16%

$138.7 $133.8  4%

$122.7 13%

$28.0 - - - -

$275.4 $213.5  29%

$217.4  27%

Alkermes®

© 2018 Alkermes.

All rights reserved.

2017 Revenue Summary

Total Revenues ($M)

$1,000

$800

$600

$400

$200

$0

$745.7 2016

$903.4

2017

In millions, except %

VIVITROL ®

ARISTADA®

Manufacturing & Royalty Revenue License Revenue

Total Revenue

FY2017

$269.3

$93.5

$505.3

$28.0

$903.4

FY 2016

$209.0

$47.2

$487.2

0

$745.7

∆2017 VS. 2016

29%

98%

4%

0

21%

Alkermes ®

© 2018 Alkermes.

All rights reserved

Growing Revenues From Proprietary Commercial Medicines

Proprietary Commercial Product Revenues ($M)

$120, $100 $80 $60 $40 $20 $0

Q1’16 Q2’16 Q3’16 Q4’16 Q1’17 Q2’17 Q3’17 Q4’17

ARISTADA® aripiprazole lauroxil extended-release injectable suspension 441 mg 662 mg 882 mg 1064 mg

VIVITROL®

(naltrexone for extended-release injectable suspension)

Alkermes®

© 2018 Alkermes. All rights reserved.

VIVITROL® Fourth Quarter Performance

VIVITROL Quarterly Net Sales ($M)

$80 $70 $60 $50 $40 $30 $20 $10 $0

Q1’15 Q2’15 Q3’15 Q4’15 Q1’16 Q2’16 Q3’16 Q4’16 Q1’17 Q2’17 Q3’17 Q4’17

Q4 year-over-year net sales
growth of 22%

9% sequential net sales
growth compared to Q3’17

Q4 results reflect estimated
46% Medicaid units and 54% non-Medicaid units

State programs expanded from ~560 at the end of Q3’17 to
~630 at the end of Q4’17

2018 financial expectations of
$300M - $330M

Alkermes ® ©2018 Alkermes. All rights reserved.

ARISTADA® Growing in Volume and Gaining Market Share

ARISTADA Quarterly Net Sales ($M)

$30 $25 $20 $15 $10 $5 $0

Q1’16

Q2’16

Q3’16

Q4’16

Q1’17

Q2’17

Q3’17

Q4’17

Sequential unit growth of 15% compared to Q3’17

41.5% gross-to-net deductions

ARISTADA market share increased to 24% among new aripiprazole long-acting atypical prescriptions (months of therapy) in Q4’17, compared to 17% in Q4’16[1]

2018 Financial expectations of $140M - $160M

1. IMS NPA

Alkermes®

© 2018 Alkermes. All rights reserved.

Alkermes: 2018 Financial Expectations †

(in millions, except per share amounts) Financial Expectations for Year Ending Dec. 31, 2018†Revenues $978 – 1,025

COGS $180 – 190

R&D Expense $415 -–445

SG&A Expense $555 - 585

Amortization of intangibles ~$65

Net Interest Expense ~$10

Income tax expense $0 – 10

GAAP Net Loss $(250) – (280)

Non-GAAP Net Loss‡ $(5) – (35)

GAAP Net Loss Per Share $(1.61) – (1.81) Non-GAAP Loss Per Share $(0.03) – (0.23)

Revenue:

VIVITROL® net revenue of $300M - $330M

ARISTADA® net revenue of $140M - $160M

License and R&D Revenue: $50M payment and reimbursement of BIIB098 R&D expenses from Biogen

AMPYRA®/FAMPYRA® royalty & manufacturing revenue of $40M - $50M; Generic competition for AMPYRA expected in July 2018

Operating Expenses: Investment in ALKS 5461 launch (~200 reps) beginning mid-year.

†This financial guidance, provided by Alkermes plc in its Current Report on Form 8-K filed with the SEC on Feb. 14, 2018, is effective only as of such date. The company expressly disclaims any obligation to update or reaffirm guidance, and this presentation is not a reaffirmation or update of previously provided historical guidance. The company only provides guidance in a Regulation FD compliant manner.

‡  Non-GAAP loss adjusts for one-time and non-cash charges by excluding from GAAP results: share-based compensation expense; amortization; depreciation; non-cash net interest expense; certain other one-time or non-cash items; and the income tax effect of these reconciling items. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the Alkermes, plc Current Report on Form 8-K filed with the SEC on Feb. 14, 2018.

Alkermes®

© 2018 Alkermes. All rights reserved.

VIVITROL®: Confluence of Data, Policy and Funding Being Integrated Into Response to Opioid Crisis

Data underscore utility of VIVITROL for opioid dependence

Results from NIDA’s X:BOT study, comparing extended-release naltrexone (VIVITROL) and buprenorphine-naloxone, were published in The Lancet

Data from the study demonstrated that, once treatment was initiated, both medicines were equally safe and effective in the treatment of opioid dependence

Policymakers activating to address opioid epidemic at national level

Focus on implementation of Comprehensive Addiction and Recovery Act

FDA taking steps to promote more widespread use of medication-assisted treatment (MAT)

State and federal dollars are being allocated; funding slow to reach treatment system

Federal budget passed last week included $6B to address the opioid epidemic and mental health programs

Last year’s 21st Century Cures Act provided $1B; Have not yet seen that funding flow from the states into changing the treatment system

Alkermes®

© 2018

Alkermes. All rights reserved.

11

ARISTADA®: Focused on Patient-Centered Treatment Options

- NDA submitted to FDA for Aripiprazole Lauroxil NanoCrystal® Dispersion (AL_{NCD}) for initiation onto ARISTADA
  - PDUFA date of June 30, 2018
  - New initiation regimen designed to replace need for concomitant three weeks of oral aripiprazole
  - Provides an extended-release aripiprazole lauroxil formulation having a smaller particle size than ARISTADA, enabling faster dissolution and leading to more rapid achievement of therapeutic levels of aripiprazole
- New phase 3b study utilizing AL_{NCD} plus two-month ARISTADA compared to current market leader INVEGA SUSTENNA® initiated in November 2017
- Two-month ARISTADA dose gaining traction
  - 9% of total ARISTADA prescriptions in Q4

Alkermes

© 2018 Alkermes. All rights reserved.

ALKS 5461

Program

Investigational product for adjunctive treatment of major depressive disorder

Opioid system modulator with new mechanism of action

FDA Fast Track status granted

Status

Submitted NDA, awaiting assignment of PDUFA target action date

Publication of data and comprehensive scientific education ongoing

Priorities

Regulatory

Prepare for expected Advisory Committee meeting

Preparations underway for anticipated launch

Scientific education about endogenous opioid system and dysregulation within the context of MDD

Planned hiring of commercial field organization in mid-2018 (~200 reps)

ALKS 3831

Program

Novel, oral broad-spectrum antipsychotic drug candidate for the treatment of schizophrenia

Designed to provide antipsychotic efficacy of olanzapine and a differentiated safety profile with favorable weight and metabolic properties

Status

Positive results from ENLIGHTEN-1 pivotal antipsychotic efficacy study announced June 2017

Nearing anticipated completion of patient enrollment for ENLIGHTEN-2, a six-month phase 3 study assessing weight gain with olanzapine compared to
ALKS 3831

Priorities

Complete ENLIGHTEN-2

Topline data expected in Fall 2018

Share data from phase 1 translational medicine study evaluating metabolic profile of ALKS 3831 compared to olanzapine

Alkermes®

© 2018 Alkermes. All rights reserved.

BIIB098 (Formerly ALKS 8700)

Program

Investigational product for the treatment of relapsing forms of multiple sclerosis

License and collaboration agreement with Biogen announced in Q4 2017

Status

Long-term safety study ongoing; initial data showing low rates of GI AEs presented at ECTRIMS*

Pharmacokinetic bridging studies and clinical
requirements for registration complete

Priorities

Complete remaining clin/pharm studies for registration package

Planned NDA submission in 2H 2018

Biogen License and Collaboration Agreement

Granted Biogen exclusive, worldwide license to commercialize BIIB098

Mid-teens percentage royalty to Alkermes on worldwide net sales

Clinical and regulatory milestones of up to $200M

Biogen responsible for all development and commercial expenses
(as of 1/1/18)

* European Committee for Treatment and Research in Multiple Sclerosis

Alkermes®

© 2018 Alkermes. All rights reserved.

ALKS 4230

Program

Novel immuno-oncology candidate

Designed to selectively activate intermediate-affinity IL-2 receptors to enhance tumor-killing immune cells

Status

Dose-escalation stage of phase 1 study ongoing

Preclinical data presented at the SITC Annual Meeting

Data showed that treatment with ALKS 4230 significantly delayed tumor growth and led to accumulation of tumor-killing T cells in the tumor microenvironment in individualized and humanized melanoma xenograft models of tumor immunology

Priorities

Complete dose-escalation stage and advance into dose-expansion stage in 2018

Planned submission of Investigational New Drug (IND) application for subcutaneous dosing phase 1 study

Alkermes®

© 2018 Alkermes. All rights reserved.

www.alkermes.com © 2018 Alkermes. All rights reserved